                                                                EXHIBIT 10.31



                                        August 16, 1996

Physicians' Specialty Corp.
c/o Bock Benjamin & Company
3414 Peachtree Rd.
Atlanta, GA 30326
Attention:  Gerry Benjamin



Gentlemen:

         This letter, when executed by the parties hereto, will constitute an agreement between Physicians, Specialty Corp. (the "Company") and Barington Capital Group, L.P. ("Barington"), pursuant to which the Company agrees to retain Barington and Barington agrees to be retained by the Company under the terms and conditions set forth below:

         1. The Company hereby exclusively retains Barington to perform consulting services related to corporate finance and other financial services matters, and Barington hereby accepts such retention. In this regard, subject to the terms set forth below, Barington shall furnish to the Company advice and recommendations with respect to the Company's initial public offering and such other aspects of the business and affairs of the Company as the Company shall, from time to time, reasonably request upon reasonable notice.

         2. As compensation for the services described in paragraph 1 above, the Company shall (i) pay to Barington a fee of $300,000, of which $35,000 has been received to date and (ii) sell to Barington (or its designated affiliates) Common Stock purchase options (the "Consultants Options") covering a number of shares equal to 10% of the total number of shares of Common Stock sold in the Company's initial public offering (not including any Overallotment Shares). The price of the Consultants Options shall be one mil $(0.001) per option. Such options will expire five years after such date. The Consultants Options will be exercisable at a price equal to 120% of the public offering price and shall not be redeemable. Neither the Consultants Options nor the underlying shares of Common Stock may be transferred, assigned or hypothecated for a period of one year, except that they may be assigned, in whole or in part, to any successor, officer or partner of Barington (or to officers or partners of any such successor or partner). The Consultants Options may be exercised as to all or a lesser number of underlying shares and will contain provisions for one demand registration of the sale of the underlying shares of Common Stock at the Company's expense and an additional demand registration at the optionholder's expense for a period of five years after the closing of the public offering, and "piggyback" registration rights for a period of seven years after the closing of the public offering. The Consultants Option shall further provide for adjustment in the number and price of such options to prevent dilution. The compensation set forth above shall be payable upon, and solely in the event that, the Company consummates an initial public offering pursuant to which Barington acts as a co-manager. The Consultants Options referred to above will be evidenced





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Physicians' Specialty Corp.
August 16, 1996
Page 2


by a warrant agreement containing terms set forth above and such other terms and conditions as are customarily contained in warrants received by us from our clients.

         3. In addition, Barington shall hold itself ready to assist the Company in evaluating and negotiating particular contracts or projects, if requested to do so by the Company, upon reasonable notice, and will undertake such evaluations and negotiations under prior written agreement as to additional compensation to be paid by the Company to Barington with respect to such evaluations and negotiations.

         4. All obligations of Barington contained in paragraph 3 herein shall be subject to Barington's reasonable availability for such performance, in view of the nature of the requested service and the amount of notice received. Barington shall devote such time and effort to the performance of its duties hereunder as Barington shall determine is reasonably necessary for such performance. Barington may look to such others for such factual information, investment recommendations, economic advice and/or research, upon which to base its advice to the Company hereunder as it shall deem appropriate. The Company shall furnish to Barington all information relevant to the performance by Barington of its obligations under this Agreement, or particular projects as to which Barington is acting as advisor, which will permit Barington to know all facts material to the advice to be rendered, and all materials or information reasonably requested by Barington. In the event that the Company fails or refuses to furnish any such material or information requested by Barington, and thus prevents or impedes Barington's performance hereunder, any inability of Barington to perform shall not be a breach of its obligations hereunder.

         5. Subject to paragraph 6, nothing contained in this Agreement shall limit or restrict to right of Barington or of any partner, employee, agent or representative of Barington, to be a partner, director, officer, employee, agent or representative of, or to engage in, any other business, whether or not of a similar nature to the Company's business, nor to limit or restrict the right of Barington to render services of any kind to any other corporation, firm, individual or association.

         6. Barington will hold, and will we use its commercially reasonable efforts to cause its officers, directors, employees, consultants, advisors, and agents to hold, in confidence any confidential information which the Company provides to Barington pursuant to this Agreement. Barington may disclose such information to its officers, directors, employees, consultants, advisors and agents, in connection with the services to be rendered as contemplated by this Agreement, so long as such persons are informed by Barington of the confidential nature of such information and are directed by Barington to treat such information confidentially in accordance herewith. Notwithstanding the foregoing, Barington shall not be required to maintain





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Physicians' Specialty Corp.
August 16, 1996
Page 3


confidentiality with respect to information (i) which is or becomes part of public domain; (ii) of which Barington had independent knowledge prior to disclosure to it by the Company; (iii) which comes into the possession of Barington in the normal and routine course of its own business from and through independent non-confidential sources; or (iv) which is required to be disclosed by Barington by governmental requirements. If Barington is requested or required (by oral questions, interrogatories, requests for information or document subpoenas, civil investigative demands, or similar process) to disclose any confidential information supplied to it by the Company, or the existence of other negotiations in the course of its dealings with the Company or its representatives, Barington shall, unless prohibited by law, promptly notify the Company of such request(s) so that the Company may seek an appropriate protective order.

         7. This Agreement may not be transferred, assigned or delegated by any of the parties hereto without the written consent of to other party hereto.

         8. The failure or neglect of the parties hereto to insist, in any one or more instances, upon the strict performance of any of the terms or conditions of this Agreement, or their waiver of strict performance of any of the terms or conditions of this Agreement, shall not be construed as a waiver or relinquishment in the future of such term or condition, but the same shall continue in full force and effect.

         9. This Agreement may not be terminated by the Company. This Agreement may be terminated by Barington at any time upon 30 days' written notice, without liability or continuing obligation to you or to us (except for any compensation earned by us up to the date of termination, including compensation to be paid subsequent to such termination), except as set forth in this paragraph 9. Neither termination nor completion of this assignment shall affect the provision of paragraph 2 hereof or the Indemnification Provisions which are incorporated herein, which shall remain operative and in full force and effect.

         10. Any notice hereunder shall be sent to the Company and to Barington at their respective addresses set forth above. Any notice shall be given by hand delivery, facsimile transmission or overnight delivery or courier service, against receipt therefor, and shall be deemed to have been given when received. Either party may designate any other address to which notice shall be given, by giving written notice to the other of such change of address in the manner herein provided.

         11. This Agreement has been made in the State of New York and shall be construed and governed in accordance with the laws thereof without giving effect to principles governing conflicts of law.





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Physicians' Specialty Corp.
August 16, 1996
Page 4



         12. This Agreement contains the entire agreement between the parties, may not be altered or modified, except in writing and signed by the party to be charged thereby, and supersedes any and all previous agreements between the parties relating to the subject matter hereof.

         13. This Agreement shall be binding upon the parties hereto and their respective heirs, administrators, successors and permitted assigns.

         If you are in agreement with the foregoing, please execute two copies of this letter in the space provided below and return them to the undersigned.

                                      Yours truly,

                                      BARINGTON CAPITAL GROUP, L.P.

                                      By:    LNA CAPITAL CORP.
                                             General Partner


                                      By: /s/ Marc Cooper
                                          ________________________________
                                          Marc Cooper
                                          Executive Vice President


ACCEPTED AND AGREED
TO AS OF THE DATE FIRST
ABOVE WRITTEN:

PHYSICIANS' SPECIALTY CORP.


By: /s/ Gerald R. Benjamin
   ____________________________





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BARINGTON CAPITAL GROUP, L.P.
--------------------------------------------------------------------------------
                     888 Seventh Avenue, New York, New York 10019 (212) 974-5700



                                                            January 27, 1997


Physicians' Specialty Corp.
c/o Bock Benjamin & Company
3414 Peachtree Rd.
Atlanta, GA 30326


Gentlemen:

         Reference is hereby made to the letter dated August 16, 1996 (the "Consulting Agreement") entered into between Physicians' Specialty Corp. ("PSC") and Barington Capital Group, L.P. ("Barington"), and the letter dated December 17, 1996 (the "Engagement Letter"), pursuant to which PSC engaged Barington to act as lead or co-managing underwriter of an initial public offering for PSC. The parties hereto agree to amend the Consulting Agreement and the Engagement Letter as follows:

         Clause (i) of the first sentence of Paragraph 2 of the Consulting Agreement is hereby amended by deleting the amount "$300,000" and by inserting in lieu thereof the amount "$487,000."

         Paragraph 2 of the Consulting Agreement is hereby amended by adding in the fifth sentence after the words "except that they may be assigned, in whole or in part, to" the words "to any NASD member who acts as a co-manager of the Company's initial public offering or", and by adding after the words "officer or partner of Barington" the words "or any such NASD member."

         PSC hereby acknowledges that subclause (ii) of the last sentence of Paragraph 1(b) of the Engagement Letter may be amended to a lower percentage as Barington, in its sole discretion, may negotiate with any Co-Manager.

         Paragraph 5 of the Engagement Letter is hereby amended by deleting the year "1995" located in the second sentence therein and substituting in lieu thereof the year "1996."

         Paragraph 11 of the Engagement Letter is hereby amended by deleting such paragraph and leaving it blank.





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Physicians' Specialty Corp.
January 27, 1997
Page 2


         In addition to the amendment set forth above, PSC hereby acknowledges that SouthCoast Capital Corporation will act as lead manager of the Offering and shall be included within the definition of Co-Managers for all purposes of the Engagement Letter and shall be entitles to all the rights thereunder as if it were an original signatory thereto.

         Except as specifically set forth herein, the Consulting Agreement and the Engagement Letter shall remain in full force and effect.

         If you are in agreement with the foregoing, please execute and return a copy of this letter to the undersigned.


                                          Yours truly,

                                          BARINGTON CAPITAL GROUP, L.P.

                                          By:    LNA CAPITAL CORP.
                                                 General Partner


                                          By:  /s/ Marc Cooper
                                             ________________________________
                                              Name:
                                              Title:


ACCEPTED AND AGREED
TO AS OF THE DATE FIRST
ABOVE WRITTEN:

PHYSICIANS' SPECIALTY CORP.


By:  /s/ Gerald R. Benjamin
   ____________________________
    Name:
    Title: